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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 15, 2005
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                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


              0-51111                                      41-2033500
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       (Commission File Number)                (IRS Employer Identification No.)


           47 MALL DRIVE
         COMMACK, NEW YORK                                 11725-5717
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      (d) On April 15, 2005, Mark Benedikt was elected to our Board of Directors, effective immediately. In addition to his board responsibilities, Mr. Benedikt will chair the Technology Committee of the Board of Directors and serve as our interim Chief Technology Officer until such time as a final candidate is selected and offered this position.

      Mr. Benedikt is currently a Senior Engineering Manager for Microsoft Corporation in its Worldwide Operations Division. In this capacity, Mr. Benedikt is the technical lead responsible for product security feature research and development efforts of next generation intellectual property protection measures and systems. Mr. Benedikt has designed and developed a significant number of novel security devices and systems with patents pending for Microsoft with the U.S. Patent and Trademark Office. Prior to joining Microsoft in June 2001, Mr. Benedikt was an entrepreneur and founded, owned and developed three distinct engineering technology concerns beginning in 1983. Mr. Benedikt received an undergraduate degree in Electrical Engineering at the University of California, Berkeley. Mr. Benedikt is a member of both the Institute of Electrical and Electronics Engineers (IEEE) and the Association for Computing Machinery (ACM).

      Mr. Benedikt has not engaged in a related party transaction with us during the last two years.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duldy caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PROTOCALL TECHNOLOGIES INCORPORATED




Date:  April 19, 2005          By:  /s/ Bruce Newman
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                                    Name:  Bruce Newman
                                    Title: President and Chief Executive Officer